                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D. C. 20549



                                     Form 8-K

                                  CURRENT REPORT



    PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934



                         Date of Report:  January 20, 1994



                                PACTEL CORPORATION



  A California                  Commission File               I.R.S. Employer
  Corporation                     No. 1-12342                  No. 94-2995122



                130 Kearny Street, San Francisco, California 94108





                          Telephone Number (415) 394-3000

  Form 8-K                                                    PacTel Corporation
  January 20, 1994



  Item 5. Other Events
  --------------------

          On January 20, 1994, PacTel Corporation issued the document set forth in Exhibit 99 hereto.


  Item 7. Financial Statements and Exhibits
  ------------------------------------------

          (c) Exhibit:


          Exhibit
          Number                      Description
          -------                     -----------

           99 PacTel Corporation's document issued and dated January 20, 1994 entitled PacTel Corp. Facts & Financials.




































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  Form 8-K                                                    PacTel Corporation
  January 24, 1994






                                     SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                                          PACTEL CORPORATION




                                       By /s/ L. L. Christensen
                                          ---------------------------
                                          Executive Vice President and
                                           Chief Financial Officer


  January 24, 1994
























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


                                       EXHIBIT INDEX

          Exhibit
          Number                      Description
          -------                     -----------

           99 PacTel Corporation's document issued and dated January 20, 1994 entitled PacTel Corp. Facts & Financials.



















































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